THE ADVISORS' INNER CIRCLE FUND

                              AIG MONEY MARKET FUND

                       SUPPLEMENT DATED DECEMBER 29, 2006
           TO THE AIG MONEY MARKET FUND PROSPECTUS DATED MARCH 1, 2006


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


The AIG Money Market Fund will consider January 2, 2007 to be a "Business Day," notwithstanding the language in the prospectus that a "Business Day" shall be any day that the New York Stock Exchange ("NYSE") and the Federal Reserve are open for business. The NYSE has announced that it will be closed on January 2, 2007 in observation of President Ford's death.







               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.